Execution Version

ONCOVISTA INNOVATIVE THERAPIES, INC.
14785 Omicron Drive, Suite 104
San Antonio, Texas  78245

January 15, 2009

To the holders (including any successors and permitted transferees and assignees of such holders, the “Holders”) of warrants (the “Warrants”) to purchase up to an amount or number of the securities offered in the first Qualified Financing (as defined in the Warrant) (the “Offering”) consummated by the Company following the date hereof equal to principal amount of the Secured Promissory Notes due 2010 (the “Notes”)  (determined based on the offering price in such Qualified Financing) at a price per security equal to the product of (A) and (B), where (A) equals the offering price per security in the next Qualified Financing consummated by the Company and where (B) equals 0.90, or, under certain circumstances, shares of common stock, par value $0.001 per share (the “Common Stock”), in each case of OncoVista Innovative Therapies, Inc., a Delaware corporation (the “Company”)

Ladies and Gentlemen:

Reference is made to the Subscription Letter Agreement submitted by each of the Holders to the Company (the “Subscription Agreements”).  This letter agreement sets forth the registration rights referenced in the Subscription Agreement.

As further inducement for Holders to undertake the transactions contemplated by the Subscription Agreement, the Company hereby agrees with the Holders as follows:

(a)           Registration Rights.

(i)             (A)           On or prior to each Filing Date (as hereinafter defined), the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) covering the resale of all or such portion of the shares of Common Stock issuable upon the exercise of the Warrants (the “Registrable Securities”) as shall be permitted by any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and the Securities Act of 1933, as amended (the “Securities Act”).  The Company agrees to use commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities the resale of which on such Filing Date is not then registered on an effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act.  The Registration Statement shall be on Form S-1, or another appropriate form.  The Company shall use its best efforts to cause a registration statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and shall use its best efforts to keep such registration statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(e).  If any SEC guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular registration statement (and notwithstanding that the Company used best efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such registration statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by such Holders).  At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of any information of such Holder that is reasonably required to be included in the Registration Statement under the Securities Act.  Any such Holder shall provide such information to the Company at least five (5) days prior to the first anticipated filing date of such Registration Statement.  Notwithstanding the foregoing, the Company shall not be required to register the resale of Registrable Securities held by any such Holder that does not, prior to such five (5) days prior to the anticipated filing date of such Registration Statement, provide to the Company such information.

(B)           In the event that the Company shall not file the registration statement with the SEC on or prior to the 45th day following its respective Filing Date, or cause such registration statement to be declared effective under the Securities Act on or prior to its respective Effective Date (as hereinafter defined), the Company shall pay to each investor in the Offering liquidated damages in the amount of 0.5% of the Offering price of the Notes and the Warrants purchased thereby for each thirty (30) days thereafter until such registration statement shall be filed or effective under the Securities Act, as applicable, provided, however, that no penalty shall be applicable with respect to (i) the Registrable Securities of any investor herein which does not provide to the Company promptly upon request information reasonably required to be set forth in such registration statement pursuant to the rules and regulations of the SEC or (ii) any delay resulting from compliance by the Company with SEC Guidance.  Further, in no event shall such cumulative liquidated damages exceed 10% of the purchase price of the investors in the Offering.

For purposes of this Memorandum, “Effective Date” shall mean the 120th day following the Filing Date.

(ii)           For purposes of this Memorandum, “Filing Date” shall mean, with respect to the initial registration statement required hereunder, the 45th calendar day following (1) the date of the final closing of the Offering, and, (2) with respect to any additional Registration Statements which may be required, the earliest practical date on which we are permitted by SEC Guidance to file such additional registration statement related to the Registrable Securities.

(iii)           The Company shall use best efforts to (A) (1) prevent the issuance of any stop order or other suspension of effectiveness and, (2) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and (B) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(iv)          Notwithstanding the foregoing, the Company shall not be obligated to prepare and to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof, and no Holder may offer or sell Registrable Securities pursuant to the Registration Statement, during the continuance of a Blackout Event (as defined below); provided, however, that (A) the Company shall use best efforts to ensure that no Blackout Event may be deemed to exist for more than thirty (30) consecutive days, nor more than forty five (45) days during any 12-month period (the period during which such Blackout Event shall continue, a “Blackout Period”), (B) the Company shall promptly (1) notify the Holders in writing of the existence of (but in no event, without the prior written consent of the Holder, shall the Company disclose to the Holders any of the facts or circumstances regarding) the event giving rise to an Blackout Event, provided that the Company shall not be required to disclose material nonpublic information to the Holder; (2) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Blackout Period; and (c) use commercially reasonable efforts to terminate an Blackout Period as promptly as practicable.  A “Blackout Event” means any of the following: (a) the reasonable belief that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the Registration Statement could result in a Violation (as defined below); or (b) any material engagement or activity by the Company which would, in the reasonable and good faith determination of the Chief Executive Officer (“CEO”) or the Board of Directors of the Company (the “Board”) (as set forth in a certificate signed by the CEO or the Chairman of the Board and delivered to the Holders), be materially adversely affected by disclosure in a registration statement or prospectus at such time.  A Blackout Event will be deemed to commence when such Registration Statement ceases, for either of the reasons set forth in clauses (a) or (b) above, to be effective and available to the Holders as to some or all of the Registrable Securities at any time prior to the expiration of the effectiveness period with respect to such Registration Statement set forth herein.  Without the express written consent of the Holders, if required to permit the continued sale of Shares or Warrant Shares by the Holders, a post-effective amendment or supplement to Registration Statement or the prospectus constituting a part thereof must be filed as soon as reasonably practicable following any Blackout Event.  A “Violation” by the Company includes: (x) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (y) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934 or any state securities law in connection with the offering covered by such registration statement.

(v)           At least ten (10) business days prior to the filing with the SEC of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), the Company shall provide draft copies thereof to the Holders and shall (A) incorporate into such documents such material furnished to the Company in writing, which in the reasonable judgment of the Holders (and its counsel) and counsel for the Company should be incorporated therein and (B) not file any document to which such Holder’s counsel may reasonably object based upon such counsel’s belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission.  Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to the Holders, need be delivered in draft form to the Holders.

(vi)          The Company shall (A) promptly notify the Holders upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the Registration Period, the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;  (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the effectiveness of the Registration Statement within 48 hours following such Registration Statement being declared effective and (B) immediately notify the Holders, at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(vii)         The Company shall, as soon as reasonably practicable after the effectiveness of the Registration Statement, at the request of any Holder, furnish such Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC as such Holder may reasonably request, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and such number of copies of prospectuses and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Holder pursuant to the Registration Statement.

(viii)        The Company shall file or cause to be filed such documents to register and qualify the securities covered by the Registration Statement under such other securities or “blue sky” laws of such jurisdictions as shall be in effect for so long as such Registration Statement remains in effect; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(ix)         With a view to making available to the Holders the benefits of Rule 144, the Company agrees, from the date of the closing of the Offering and so long as the Holders own Registrable Securities, to use best efforts to:

(A)           comply with the provisions of paragraph (c)(1) of Rule 144;

(B)           file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13, 14 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Holders, make available other information as required by, and so long as necessary to permit sales of its Registrable Securities pursuant to, Rule 144; and

(C)           so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request:  (1) a written statement by the Company as to its compliance with the reporting requirements of  Rule 144 and of the Exchange Act, (2) a copy of the most recent annual or quarterly report of the Company, and (3) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

(x)            The Company shall make available, during normal business hours, upon reasonable request, for inspection and review by one counsel and accounting firm to the Holders, all financial and other records, all filings with the SEC, and all other documents respecting the Company, its assets, its properties or its business (including without limitation minute books, corporate records, financial statements, contracts, permits, licenses, approvals, technical or engineering reports, and any title opinions or valuations which the Company has obtained) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the counsel and accounting firm to the Holders in connection with the Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) to the extent not publicly available on EDGAR or the Company’s website, prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the counsel and the accounting firm to the Holders to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement and a reasonable investigation within the meaning of the Securities Act.  Notwithstanding any of the foregoing, nothing herein shall obligate the Company to provide to the Holder, or any advisors, any material nonpublic information.    The Company shall not disclose material nonpublic information to any Holders or such counsel and accounting firm, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders and such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and receives therefrom a confidentiality agreement in form and substance reasonably satisfactory to the Company.

(xi)           The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall, if required under the terms of this letter agreement and upon the receipt by the Company of representations of the Holders as to the intent to sell such securities, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request.

(b)           Fees and Expenses.  All expenses incurred in connection with registrations pursuant to this letter, including, without limitation, all registration, qualification and filing fees, fees relating to the filings with the NASD’s CobraDesk (if required), printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees and expenses of any counsel for any Holder or Holders) shall be borne by the Company.  All underwriting discounts and selling commissions applicable to the Registrable Securities, shall be borne by the Holders.

(c)           Indemnification.

(i)            Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holders, their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this paragraph (c), without limitation, reasonable attorneys' fees and reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (A) any untrue statement or alleged untrue statement of a material fact contained in (1) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Registrable Securities, or (2) any application or other document or communication (in this paragraph (c), referred to collectively as an “application”) executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or “blue sky” laws thereof or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (B) any breach of any representation, warranty, covenant, or agreement of the Company contained in this letter agreement.  The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this letter, the aforementioned warrant, and the related documentation.

If any action is brought against the Holders or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an “indemnified party”) in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this paragraph (c)(i)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses.  Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or the Holders shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties.  Anything in this paragraph to the contrary notwithstanding, (i) the Company shall not be liable for the fees and expenses of more than one counsel to represent the Holders, and (B) the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.  The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action.  The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

(ii)           the Holders agree, severally, but not jointly, to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement relating to Registrable Securities held by the Holders, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders in paragraph (c)(i)(A), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders by, or on behalf of, the Holders expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be.  If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against the Holders pursuant to this paragraph (c)(ii), the Holders shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of paragraph (c)(i)(A).  The foregoing agreement to indemnify shall be in addition to any liability the Holders may otherwise have.

(iii)           To provide for just and equitable contribution, if (A) an indemnified party makes a claim for indemnification pursuant to paragraph (c)(i) or (c)(ii) (subject to the limitations thereof), but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this letter agreement expressly provides for indemnification in such case, or (B) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company), as one entity, and the Holders (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.  The Company and the Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this paragraph (c)(iii).  In no case shall the Holders be responsible for a portion of the contribution obligation imposed on all holders of Registrable Securities in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of or conversion of other securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise or conversion of all such other securities ) by all holders of Registrable Securities and included in such registration.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (c)(iii), each person, if any, who controls the Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Holders or control person shall have the same rights to contribution as the Holders or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (c)(iii).  Anything in this paragraph (c)(iii) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This paragraph (c)(iii) is not intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

(iv)           Survival.  The obligations of the Company and the Holders under this paragraph (c) shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this letter.

(d)          Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the intent of the agreements herein contained.

(e)           Transfer and Assignment.  The registration rights set forth herein may be transferred by the Holders together with the transfer thereby of Registrable Securities.  This letter agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and permitted assigns.  The Company may not assign this letter agreement or any of its rights or obligations hereunder without the prior written consent of the Holder.  Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under this letter agreement.

(f)           Remedies.  In the event of a breach by the Company or by the Holders, of any of their obligations under this letter agreement, the Holders or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this letter agreement, including recovery of damages, will be entitled to specific performance of its rights under this letter agreement.  The Company and the Holders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this letter agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(g)           No Inconsistent Agreements.  Except as set forth herein, the Company has not, as of the date hereof entered into and currently in effect, nor shall the Company, on or after the date of this letter agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this letter agreement or otherwise conflicts with the provisions hereof.

(h)           Amendments and Waivers.  The provisions of this letter agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(i)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., EST, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., EST, on any date and earlier than 11:59 p.m., EST, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be with respect to each Holder at its address set forth under its name on the signature page hereto, or with respect to the Company, at the address set forth in the letterhead above.

(j)           Counterparts.  This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.

(k)          Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)           Severability. If any term, provision, covenant or restriction of this letter agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)         Governing law; Jurisdiction.  The aforementioned matters shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case sitting in the Borough of Manhattan, City of New York, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this letter agreement.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this letter agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(n)          Notwithstanding anything contained herein, (i) the Company may include in any Registration Statement hereunder such number of registrable securities that it is required to register under that certain Investors’ Rights Agreement dated November 27, 2007 by and among OncoVista, Inc. and OSI Pharmaceuticals, Inc, and (ii) the Holder’s registration rights set forth in this letter agreement are subordinate to the registration rights granted to (x) the holders pursuant to that Registration Rights Letter (the “Registration Rights Letter”) by and among OncoVista, Inc. and purchasers of units in the OncoVista, Inc. private placement that closed on August 15, 2007, and (y) the Maxim Group LLC (“Maxim”) pursuant to that certain Letter Agreement (the “Maxim Letter”) dated July 11, 2007 by and among OncoVista, Inc. and Maxim, with respect to their registrable securities. In the event any of the terms of this letter agreement are deemed to conflict with the terms of the Registration Rights Letter or the Maxim Letter, the terms of the Registration Rights Letter and the Maxim Letter shall govern.

(o)          Specific Performance.  The parties acknowledge that the Holders’ damages at law would be an inadequate remedy for the breach or non-performance of any provision of this letter by the Company, and agree in the event of such breach that the aggrieved party obtain temporary and permanent injunctive relief restraining the Company from such breach or compelling specific performance of such provision, and, to the extent permissible under applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit without proof of any actual harm.  Nothing contained in this letter shall be construed as prohibiting any party from pursing other remedies available at law or equity for such breach or non-performance.

[REMAINDER OF THIS PAGE INTENTIONALLY BLANK;
SIGNATURES FOLLOW]

Please execute this letter agreement where indicated below to express your agreement with the terms hereof.

ONCOVISTA INNOVATIVE THERAPIES, INC.

By:
Alex L. Weis, Ph.D.
Chief Executive Officer

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE-WRITTEN:

WEXFORD SPECTRUM TRADING LIMITED

By:
Name: Arthur Amron
Titles: Vice President and Assistant Secretary

John Wenner

GLOBAL PHARMACAL, INC.

By:
Name:
Titles:

BIOMARKERS, LLC

By:
Name:
Titles:

Signature Page – Registration Rights Agreement